Exhibit 99.1

AMERICAN REPROGRAPHICS COMPANY REPORTS RESULTS FOR SECOND QUARTER 2010

•	EPS of $0.04 per share

•	Quarterly Cash from Operating Activities of $18.3 million

•	Gross Margin of 34.3%

•	Company reaffirms annual forecast

WALNUT CREEK, California (August 3, 2010) – American Reprographics Company (NYSE: ARP) (the “Company”), the nation’s leading provider of reprographic services and technology, today reported its financial results for the second quarter ended June 30, 2010.

“We continue to manage our business aggressively, knowing the market conditions are likely to remain difficult throughout the year,” said Mr. K. “Suri” Suriyakumar, Chairman, President and CEO. “We are scrutinizing our infrastructure, eliminating additional overhead costs as required, and pursuing opportunities in the marketplace with expanded offerings and new initiatives. While the construction market has not experienced some of the incremental improvements we’ve seen in the general economy, this is an opportune time to be addressing the productivity and efficiency our customers can achieve by using our services and technology.”

Net revenue for the second quarter of 2010 was $115.1 million. The Company’s gross margin was 34.3% for the three-month period ending June 30, 2010. Net income for the second quarter of 2010 was $1.7 million or $0.04 per diluted share.

Net revenue for the first six months of 2010 was $227.3 million. The Company’s gross margin was 33.6% for the six-month period ending June 30, 2010. Net income for the first six months of 2010 was $2.4 million, or $0.05 per diluted share.

Jonathan Mather, Chief Financial Officer, said, “We are seeing revenue stabilization in key service lines relative to the large quarterly declines we saw in 2009. For example, large-format black and white printing revenues have remained essentially flat from first to second quarter. We saw an encouraging portion of new business in the U.S. is coming from our sales efforts in color, and once again, China had a strong quarter in equipment and supplies sales. While equipment sales can have a dilutive effect on our gross margin, quarter two gross margin improved from the first quarter by 140 basis points.”

Outlook
The Company reaffirmed its 2010 annual EPS forecast of $0.15 to $0.30 on a fully-diluted basis, projecting annual cash flow from operations in the range of $65 million to $80 million. Management noted, however, that the Company’s annual performance is likely to be on the lower side of its forecast for both EPS and cash flow from operations.

Teleconference and Webcast
American Reprographics Company will host a conference call and audio webcast today at 2:00 P.M. Pacific Time (5:00 P.M. Eastern Time) to discuss results for the Company’s second quarter 2010 and business outlook. The conference call can be accessed by dialing 877-402-8179. The conference ID number is 88153097.

A replay of this call will be available approximately one hour after the call for seven days following the call’s conclusion. To access the replay, dial 800-642-1687. The conference ID number is 88153097.

A Web archive will be made available at http://www.e-arc.com for approximately 90 days following the call’s conclusion.

About American Reprographics Company
American Reprographics Company is the leading reprographics company in the United States providing business-to-business document management technology and services to the architectural, engineering and construction, or AEC industries. The Company provides these services to companies in non-AEC industries, such as technology, financial services, retail, entertainment, and food and hospitality, which also require sophisticated document management services. American Reprographics Company provides its core services through its suite of reprographics technology products, a network of hundreds of locally-branded reprographics service centers across the U.S., Canada and the U.K, on-site at more than 5,000 customer locations, and through UDS, a joint-venture company headquartered in Beijing, China. The Company’s service centers are arranged in a hub and satellite structure and are digitally connected as a cohesive network, allowing the provision of services both locally and nationally to more than 138,000 active customers.

Forward-Looking Statements
This press release contains forward-looking statements that are based on current opinions, estimates and assumptions of management regarding future events and the future financial performance of the Company. Words such as “anticipates,” “projects,” “expect” and similar expressions identify forward-looking statements and all statements other than statements of historical fact, including, but not limited to, any projections regarding earnings, revenues and financial performance of the Company, could be deemed forward-looking statements. We caution you that such statements are only predictions and are subject to certain risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Factors that could cause our actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to, the current economic recession, general economic conditions and downturn in the architectural, engineering and construction industries specifically; our ability to streamline operations and reduce and/or manage costs; competition in our industry and innovation by our competitors; our failure to anticipate and adapt to future changes in our industry; our failure to take advantage of market opportunities and/or to complete acquisitions; our failure to manage acquisitions, including our inability to integrate and merge the business operations of the acquired companies or failure to retain key personnel and customers of acquired companies; our dependence on certain key vendors for equipment, maintenance services and supplies; damage or disruption to our facilities, our technology centers, our vendors or a majority of our customers; and our failure to continue to develop and introduce new services successfully. The foregoing list of risks and uncertainties is illustrative but is by no means exhaustive. For more information on factors that may affect our future performance, please review our periodic filings with the U.S. Securities and Exchange Commission, and specifically the risk factors set forth in our most recent reports on Form 10-K and Form 10-Q. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts:
David Stickney	Joseph Villalta
American Reprographics Company	The Ruth Group
Phone: 925-949-5100	Phone: 646-536-7003

American Reprographics Company
Consolidated Balance Sheets
(Dollars in thousands, except per share data)
(Unaudited)

	June 30,	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$33,673	$29,377
Accounts receivable, net	59,376	53,919
Inventories, net	11,840	10,605
Deferred income taxes	5,640	5,568
Prepaid expenses and other current assets	8,984	7,011

Total current assets	119,513	106,480

Property and equipment, net	63,313	74,568
Goodwill	333,024	332,518
Other intangible assets, net	69,022	74,208
Deferred financing costs, net	3,312	4,082
Deferred income taxes	26,897	26,987
Other assets	1,966	2,111

Total assets	$617,047	$620,954

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$24,296	$23,355
Accrued payroll and payroll-related expenses	14,510	8,804
Accrued expenses	24,420	24,540
Current portion of long-term debt and capital leases	61,344	53,520

Total current liabilities	124,570	110,219

Long-term debt and capital leases	195,385	220,711
Other long-term liabilities	9,650	8,000

Total liabilities	329,605	338,930

Commitments and contingencies

Stockholders’ equity:
American Reprographics Company stockholders’ equity:
Preferred stock, $0.001 par value, 25,000,000 shares authorized; zero and zero shares issued and outstanding	—	—
Common stock, $0.001 par value, 150,000,000 shares authorized; 46,169,859 and 46,112,653 shares issued and 45,722,205 and 45,664,999 shares outstanding in 2010 and 2009, respectively	46	46
Additional paid-in capital	93,082	89,982
Retained earnings	203,357	200,961
Accumulated other comprehensive loss	(7,397)	(7,273)

	289,088	283,716
Less cost of common stock in treasury, 447,654 shares in 2010 and 2009	7,709	7,709

Total American Reprographics Company stockholders’ equity	281,379	276,007
Noncontrolling interest	6,063	6,017

Total stockholders’ equity	287,442	282,024

Total liabilities and stockholders’ equity	$617,047	$620,954

American Reprographics Company
Consolidated Statements of Operations
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Reprographics services	$78,453	$92,905	$154,710	$192,674
Facilities management	22,627	24,898	45,030	51,763
Equipment and supplies sales	14,008	13,251	27,509	26,100

Total net sales	115,088	131,054	227,249	270,537
Cost of sales	75,633	81,899	150,943	169,403

Gross profit	39,455	49,155	76,306	101,134
Selling, general and administrative expenses	28,169	30,039	55,300	61,005
Amortization of intangible assets	2,557	2,914	5,193	5,897

Income from operations	8,729	16,202	15,813	34,232
Other income, net	(34)	(38)	(77)	(97)
Interest expense, net	5,754	5,836	11,642	11,632

Income before income tax provision	3,009	10,404	4,248	22,697
Income tax provision	1,276	4,096	1,806	8,854

Net income	1,733	6,308	2,442	13,843
(Income) loss attributable to the noncontrolling interest	(54)	(1)	(46)	11

Net income attributable to American Reprographics Company	$1,679	$6,307	$2,396	$13,854

Earnings per share attributable to American Reprographics Company shareholders:
Basic	$0.04	$0.14	$0.05	$0.31

Diluted	$0.04	$0.14	$0.05	$0.31

Weighted average common shares outstanding:
Basic	45,196,318	45,116,358	45,173,527	45,103,150
Diluted	45,511,579	45,243,171	45,422,029	45,157,874

American Reprographics Company
Non-GAAP Measures
Reconciliation of cash flows provided by operating activities to EBIT and EBITDA
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Cash flows provided by operating activities	$18,278	$33,522	$27,746	$55,798
Changes in operating assets and liabilities	(3,806)	(11,477)	1,277	(9,555)
Non-cash (expenses) income, including depreciation and amortization	(12,739)	(15,737)	(26,581)	(32,400)
Income tax provision	1,276	4,096	1,806	8,854
Interest expense	5,754	5,836	11,642	11,632
Net (income) loss attributable to the noncontrolling interest	(54)	(1)	(46)	11

EBIT	8,709	16,239	15,844	34,340
Depreciation and amortization	11,108	12,751	22,764	25,466
Stock-based compensation	1,457	1,228	2,918	2,161

EBITDA	$21,274	$30,218	$41,526	$61,967

American Reprographics Company
Non-GAAP Measures
Reconciliation of net income attributable to ARC to EBIT and EBITDA
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Net income attributable to ARC	$1,679	$6,307	$2,396	$13,854
Interest expense, net	5,754	5,836	11,642	11,632
Income tax provision	1,276	4,096	1,806	8,854

EBIT	8,709	16,239	15,844	34,340
Depreciation and amortization	11,108	12,751	22,764	25,466
Stock-based compensation	1,457	1,228	2,918	2,161

EBITDA	$21,274	$30,218	$41,526	$61,967

Non-GAAP Measures
EBIT, EBITDA and related ratios presented in this report are supplemental measures of our performance that are not required by or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These measures are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, income from operations, or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating, investing or financing activities as a measure of our liquidity.
EBIT represents net income before interest and taxes. EBITDA represents net income before interest, taxes, depreciation, amortization and stock-based compensation. Deducting stock-based compensation in calculating EBITDA is consistent with the definition of EBITDA in our amended credit and guaranty agreement, therefore we believe this information is useful to investors in assessing our ability to meet our debt covenants. EBIT margin is a non-GAAP measure calculated by dividing EBIT by net sales. EBITDA margin is a non-GAAP measure calculated by dividing EBITDA by net sales.
We present EBIT, EBITDA and related ratios because we consider them important supplemental measures of our performance and liquidity. We believe investors may also find these measures meaningful, given how our management makes use of them.
We use EBIT and EBITDA to measure and compare the performance of our operating segments. Our operating segments’ financial performance includes all of the operating activities except for debt and taxation which are managed at the corporate level for U.S. operating segments. As a result, EBIT is the best measure of divisional profitability and the most useful metric by which to measure and compare the performance of our operating segments. We also use EBIT to measure performance for determining operating segment-level compensation and we use EBITDA to measure performance for determining [consolidated-level compensation. We also use EBIT and EBITDA to evaluate potential acquisitions and to evaluate whether to incur capital expenditures.
EBIT, EBITDA and related ratios have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows:
•	They do not reflect our cash expenditures, or future requirements for capital expenditures and contractual commitments;

•	They do not reflect changes in, or cash requirements for, our working capital needs;

•	They do not reflect the significant interest expense, or the cash requirements necessary, to service interest or principal payments on our debt;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies, including companies in our industry, may calculate these measures differently than we do, limiting their usefulness as comparative measures.
Because of these limitations, EBIT, EBITDA, and related ratios should not be considered as measures of discretionary cash available to us to invest in business growth or to reduce our indebtedness. We compensate for these limitations by relying primarily on our GAAP results and using EBIT, EBITDA and related ratios only as supplements. For more information, see our interim Condensed Consolidated Financial Statements and related notes on our 2010 second quarter report on Form 10-Q. Additionally, please refer to our 2009 Annual Report on Form 10-K.

American Reprographics Company
Consolidated Statements of Cash Flows
(Dollars in thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Cash flows from operating activities
Net income	$1,733	$6,308	$2,442	$13,843
Adjustments to reconcile net income to net cash provided by operating activities:
Allowance for accounts receivable	56	1,294	317	2,543
Depreciation	8,551	9,837	17,571	19,569
Amortization of intangible assets	2,557	2,914	5,193	5,897
Amortization of deferred financing costs	386	324	770	655
Stock-based compensation	1,457	1,228	2,918	2,161
Excess tax benefit related to stock-based compensation	(35)	(5)	(38)	(5)
Deferred income taxes	(110)	259	164	1,671
Other noncash items, net	(123)	(114)	(314)	(91)
Changes in operating assets and liabilities, net of effect of business acquisitions:
Accounts receivable	(365)	8,159	(5,784)	5,734
Inventory	(1,441)	232	(1,285)	918
Prepaid expenses and other assets	581	1,579	(1,934)	5,154
Accounts payable and accrued expenses	5,031	1,507	7,726	(2,251)

Net cash provided by operating activities	18,278	33,522	27,746	55,798

Cash flows from investing activities
Capital expenditures	(1,560)	(1,945)	(2,777)	(3,924)
Payments for businesses acquired, net of cash acquired and including other cash payments associated with the acquisitions	—	(333)	—	(921)
Other	294	279	845	442

Net cash used in investing activities	(1,266)	(1,999)	(1,932)	(4,403)

Cash flows from financing activities
Proceeds from stock option exercises	109	17	125	17
Proceeds from issuance of common stock under Employee Stock Purchase Plan	16	46	16	46
Excess tax benefit related to stock-based compensation	35	5	38	5
Payments on long-term debt agreements and capital leases	(10,394)	(25,328)	(21,596)	(41,206)
Net borrowings (repayments) under revolving credit facility	691	—	(123)	—
Payment of loan fees	—	—	—	(44)

Net cash used in financing activities	(9,543)	(25,260)	(21,540)	(41,182)

Effect of foreign currency translation on cash balances	21	147	22	131

Net change in cash and cash equivalents	7,490	6,410	4,296	10,344
Cash and cash equivalents at beginning of period	26,183	50,476	29,377	46,542

Cash and cash equivalents at end of period	$33,673	$56,886	$33,673	$56,886

Supplemental disclosure of cash flow information
Noncash investing and financing activities
Noncash transactions include the following:
Capital lease obligations incurred	$2,464	$4,470	$4,394	$9,723
Issuance of subordinated notes in connection with the acquisition of businesses	$—	$—	$—	$246
Accrued liabilities in connection with acquisition of businesses	$500	$167	$500	$500
Net gain (loss) on derivative	$139	$1,752	$(174)	$2,187